Exhibit 99.1

Investor Relations Contact:	Media Relations Contact:
Michelle Spolver	Katie Beck
408-721-5884	650-314-8705
michelle.spolver@forescout.com	katie.beck@forescout.com

ForeScout Technologies Reports Second Quarter 2018 Financial Results

•	Revenue grows 35% year-over-year

•	GAAP operating margin improves 500 bps year-over-year, Non-GAAP operating margin improves 1,600 bps year-over-year

•	Operating cash flow margin improves 1,500 bps year-over-year, free cash flow margin improves 1,400 bps year-over-year

SAN JOSE, Calif., August 9, 2018 – ForeScout Technologies, Inc. (NASDAQ:FSCT), a leading Internet of Things (IoT) security company, today announced results for its second quarter, ended June 30, 2018.

“We delivered another strong quarter of overperformance across key metrics and continue to see healthy momentum in our business,” said Michael DeCesare, CEO and President of ForeScout Technologies. “During the quarter, we landed more than 100 new customers and continued to demonstrate the strong revenue expansion opportunity within our customer base. The need for device visibility, control and orchestration grows as more IP-connected devices come online by the minute. With our differentiated technology platform and maturing sales team, we are confident in our positioning as we look to capitalize on our growing market opportunity.”

Second Quarter 2018 Financial Highlights

•	Revenue: Total revenue was $67.6 million, an increase of 35% over the second quarter of 2017

o	Product revenue was $34.3 million, an increase of 28% over the second quarter of 2017

o	Maintenance and Professional Services revenue was $33.3 million, an increase of 44% over the second quarter of 2017

•
Gross Profit: GAAP gross profit was $52.9 million, or 78% of total revenue, compared to $35.9 million in the second quarter of 2017, or 72% of total revenue. Non-GAAP gross profit was $53.7 million, or 79% of total revenue, compared to $36.2 million in the second quarter of 2017, or 72% of total revenue.

•
Operating Loss: GAAP operating loss was $20.2 million, or 30% of total revenue, compared to $17.3 million in the second quarter of 2017, or 35% of total revenue. Non-GAAP operating loss was $7.3 million, or 11% of total revenue, compared to $13.3 million in the second quarter of 2017, or 27% of total revenue.

•
Net Loss: GAAP net loss was $20.4 million, or $0.50 per share, compared to $17.8 million in the second quarter of 2017, or $2.95 per share. Non-GAAP net loss was $7.5 million, or $0.18 per share, compared to $13.9 million in the second quarter of 2017, or $2.31 per share.

•
Cash Flow: Net cash used in operating activities was $5.4 million, or 8% of total revenue, compared to $11.5 million in the second quarter of 2017, or 23% of total revenue. Free cash flow was negative $7.9 million, or 12% of total revenue, compared to negative $13.1 million in the second quarter of 2017, or 26% of total revenue.

A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

“We are pleased with the 35% revenue growth that we delivered in the second quarter, building on our consistent track record of executing across the business,” said Criss Harms, Chief Financial Officer of ForeScout. “The continued shift in product revenue towards software, as well as effective expense management, are generating improvements to our bottom line, and we remain on track to achieve our long term targets.”

Second Quarter 2018 Business Highlights
During the second quarter and recently, ForeScout:

•
Announced a new integration with Carbon Black, a leader in next-generation endpoint security, to improve endpoint security hygiene and fortify threat defenses across the enterprise. The ForeScout Extended Module for Carbon Black combines ForeScout’s agentless visibility capabilities with Carbon Black’s advanced endpoint protection, offering intelligence from Carbon Black for Indicators of Compromise (IoCs), threat hunting, and ForeScout’s automated remediation and threat response. Together, ForeScout and Carbon Black will maximize threat hunting across managed corporate endpoints and unmanaged BYOD and IoT devices.

•
Received independent product certifications for its ForeScout CounterACT under both the Common Criteria and the U.S. Department of Defense’s (DoD) Information Network Approved Products List (DoDIN APL) designation. These certifications assure U.S. government buyers and contractors that ForeScout’s technology meets exacting security and integrity benchmarks necessary for supporting government agencies’ crucial missions. As IoT devices for facility automation, physical security and operations continue to redefine cybersecurity priorities across government, ForeScout’s commitment to performance and acquisition standards confirms the company as an integral partner for military and civilian federal agencies.

•
Announced partnerships with Indegy and SecurityMatters to integrate these technologies into ForeScout’s visibility platform and secure operational technology and industrial environments. Through these partnerships, ForeScout now offers deeper visibility into every layer of industrial control system environments, including SCADA systems, programmable logic controllers, and sensors.

Third Quarter and Full Year 2018 Outlook
ForeScout provides guidance based on current market conditions and expectations.

For the third quarter of 2018, ForeScout expects:

•	Revenue of $77.0 million - $80.0 million, representing year-over-year growth of 13% at the midpoint

•	Non-GAAP operating loss of $4.0 - $3.0 million

•	Non-GAAP net loss per share of $0.12 - $0.10 using approximately 41.7 million weighted shares outstanding

For the full year 2018, ForeScout expects:

•	Revenue of $277.0 million - $285.0 million, representing year-over-year growth of 25% at the midpoint

•	Non-GAAP operating loss of $39.0 - $35.0 million

•	Non-GAAP net loss per share of $1.02 - $0.94 using approximately 40.6 million weighted shares outstanding

Guidance for non-GAAP operating loss and non-GAAP net loss per share excludes stock-based compensation expense. We have not reconciled non-GAAP operating loss guidance to GAAP operating loss, nor have we reconciled non-GAAP net loss per share to GAAP net loss per share, as a result of the uncertainty regarding, and the potential variability of, this item. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort.

Conference Call Information
ForeScout will host a conference call for analysts and investors to discuss its second quarter 2018 financial results today at 1:30 p.m. Pacific time. Open to the public, interested parties may access the conference call by dialing either (855) 659-9329 or (615) 247-5915 using the passcode 9199808.

A live webcast will be accessible on ForeScout’s investor relations website at www.investors.forescout.com. A telephonic replay of the conference call will be available through Thursday, August 16, 2018. To access the replay, interested parties should dial either (855) 859-2056 or (404) 537-3406 using the passcode 9199808.

About ForeScout
ForeScout Technologies, Inc. helps make the invisible visible. Our company provides Global 2000 enterprises and government agencies with agentless visibility and control of traditional and IoT devices the instant they connect to the network. Our technology integrates with disparate security tools to help organizations accelerate incident response, break down silos, automate workflows and optimize existing investments. Learn more at www.forescout.com.

© 2018. ForeScout Technologies, Inc.  All rights reserved.  ForeScout Technologies, Inc. is a Delaware corporation. A list of our trademarks and patents can be found at https://www.forescout.com/company/legal/intellectual-property-patents-trademarks. Other brands, products, or service names may be trademarks or service marks of their respective owners.

FSCT - F
Forward Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding our financial outlook for the third quarter of 2018 and fiscal year 2018, our markets and demand for our products as well as our growth prospects, market opportunity and potential as well as the goals and expectations for our partnerships and product integrations. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: the evolution of the cyberthreat landscape facing enterprises in the United States and other countries; developments and trends in the domestic and international markets for network security products; our growth in international markets; our expectations concerning the productivity of our expanding sales force as our sales representatives become more seasoned; our plans to attract new customers, retain existing customers and increase our annual revenue; fluctuations in our quarterly results of operations and other operating measures; increasing competition; new integrations to the ForeScout platform; the receipt of product certifications and the importance of such certifications for government buyers and contractors; general economic, market and business conditions and the risks described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on May 11, 2018, and which should be read in conjunction with our financial results and forward-looking statements, and is available on the SEC filings section of the Investor Relations page of our website at https://investors.forescout.com/. Additional information will also be set forth in ForeScout’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
ForeScout has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). ForeScout uses these non-GAAP financial measures internally in analyzing its financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing ForeScout’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.

Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with ForeScout’s consolidated financial statements prepared in accordance with GAAP. A reconciliation of ForeScout’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

Non-GAAP Gross Profit. ForeScout defines non-GAAP gross profit as gross profit plus stock-based compensation expense.

Non-GAAP Operating Loss. ForeScout defines non-GAAP operating loss as operating loss excluding stock-based compensation expense.

Non-GAAP Net Loss Per Share. ForeScout defines non-GAAP net loss as net loss excluding stock-based compensation expense, and expense associated with changes in warrants issued in connection with preferred shares. ForeScout defines non-GAAP net loss per share as non-GAAP net loss divided by the weighted average shares outstanding.

Free Cash Flow. ForeScout defines free cash flow as net cash provided by operating activities less purchases of property and equipment. ForeScout defines free cash flow margin as free cash flow as a percentage of total revenue. ForeScout considers free cash flow and free cash flow margin to be profitability and liquidity measures that provide useful information to management and investors about the amount of cash generated by the business that, after the purchases of property and equipment, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening the balance sheet.

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
 (Unaudited, in thousands)

	June 30, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$99,560	$63,009
Marketable securities	120,322	123,384
Accounts receivable	34,106	64,686
Inventory	1,783	3,660
Deferred commissions - current	11,072	10,957
Prepaid expenses and other current assets	11,570	9,213
Total current assets	278,413	274,909
Deferred commissions - non-current	21,174	21,795
Property and equipment, net	24,592	23,260
Severance pay deposits	2,106	2,118
Restricted cash - non-current	1,686	4,146
Other assets	2,212	2,490
Total assets	$330,183	$328,718

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,070	$7,348
Accrued compensation	25,501	25,358
Accrued expenses	9,783	10,023
Customer deposits	399	1,008
Deferred revenue - current	83,986	79,631
Notes payable - current	7,287	7,245
Total current liabilities	128,026	130,613
Deferred revenue - non-current	63,154	55,228
Notes payable - non-current	11,924	15,579
Accrued severance pay liability	2,718	2,617
Other liabilities	9,885	9,190
Total liabilities	215,707	213,227

Stockholders' equity:
Common stock	42	38
Additional paid-in capital	599,740	551,986
Accumulated other comprehensive loss	(282)	(112)
Accumulated deficit	(485,024)	(436,421)
Total stockholders’ equity	114,476	115,491
Total liabilities and stockholders' equity	$330,183	$328,718

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue:
Product	$34,323	$26,842	$64,103	$47,150
Maintenance and professional services	33,271	23,139	63,188	45,007
Total revenue	67,594	49,981	127,291	92,157
Cost of revenue:
Product	4,919	5,545	12,055	9,637
Maintenance and professional services	9,794	8,543	19,144	16,974
Total cost of revenue	14,713	14,088	31,199	26,611
Total gross profit	52,881	35,893	96,092	65,546
Operating expenses:
Research and development	14,803	10,702	29,490	21,649
Sales and marketing	45,039	33,556	87,318	68,601
General and administrative	13,260	8,902	26,992	18,117
Total operating expenses	73,102	53,160	143,800	108,367
Loss from operations	(20,221)	(17,267)	(47,708)	(42,821)
Interest expense	(225)	(318)	(468)	(663)
Other income (expense), net	513	(82)	1,175	(226)
Revaluation of warrant liabilities	—	50	—	(342)
Loss before income taxes	(19,933)	(17,617)	(47,001)	(44,052)
Income tax provision	473	174	1,601	809
Net loss	$(20,406)	$(17,791)	$(48,602)	$(44,861)
Net loss per share attributable to common stockholders, basic and diluted	$(0.50)	$(2.95)	$(1.23)	$(7.50)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	40,456,993	6,031,346	39,393,600	5,977,899

FORESCOUT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Six Months Ended June 30,
	2018	2017
Cash flows from operating activities:
Net loss	$(48,602)	$(44,861)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	26,526	8,151
Depreciation	3,529	3,022
Revaluation of warrant liabilities	—	342
Other	28	177
Changes in operating assets and liabilities:
Accounts receivable	30,442	19,379
Inventory	1,887	666
Deferred commissions	506	(1,362)
Prepaid expenses and other current assets	(2,208)	325
Other assets	(41)	339
Accounts payable	(6,006)	(4,784)
Accrued compensation	143	3,268
Accrued expenses	(76)	(992)
Customer deposits	(609)	10,502
Deferred revenue	12,281	7,015
Severance pay, net	113	212
Other liabilities	1,123	(149)
Net cash provided by operating activities	19,036	1,250
Cash flows from investing activities:
Purchases of property and equipment	(4,832)	(2,794)
Purchases of marketable securities	(46,121)	—
Proceeds from maturities of marketable securities	49,400	—
Net cash used in investing activities	(1,553)	(2,794)
Cash flows from financing activities:
Repayments of notes payable	(3,750)	(3,750)
Proceeds from exercise of stock options	14,027	664
Repurchase of unvested common stock	(5)	—
Proceeds from shares issued in connection with employee stock purchase plan	3,801	—
Payment related to shares withheld for taxes on vesting of restricted stock units	(9,592)	—
Proceeds from public offerings, net	13,818	—
Payments of deferred offering costs	(1,542)	(2,368)
Net cash provided by (used in) financing activities	16,757	(5,454)
Net change in cash, cash equivalents, and restricted cash for period	34,240	(6,998)
Cash, cash equivalents, and restricted cash at beginning of period	67,357	83,877
Cash, cash equivalents, and restricted cash at end of period	$101,597	$76,879

FORESCOUT TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017

GAAP gross profit	$52,881	$35,893	$96,092	$65,546
Add:
Stock-based compensation expense	777	339	1,603	685
Non-GAAP gross profit	$53,658	$36,232	$97,695	$66,231

GAAP operating expense:	$73,102	$53,160	$143,800	$108,367
Less:
Stock-based compensation expense	12,159	3,594	24,923	7,466
Non-GAAP operating expense	$60,943	$49,566	$118,877	$100,901

GAAP operating loss	$(20,221)	$(17,267)	$(47,708)	$(42,821)
Add:
Stock-based compensation expense	12,936	3,933	26,526	8,151
Non-GAAP operating loss	$(7,285)	$(13,334)	$(21,182)	$(34,670)

GAAP net loss per share	$(0.50)	$(2.95)	$(1.23)	$(7.50)
Add:
Effect on net loss per share from stock-based compensation expense	0.32	0.65	0.67	1.36
Effect on net loss per share from change in revaluation of warrant liabilities	—	(0.01)	—	0.06
Non-GAAP net loss per share	$(0.18)	$(2.31)	$(0.56)	$(6.08)

Net cash (used in) provided by operating activities	$(5,418)	$(11,519)	$19,036	$1,250
Less:
Net purchases of property and equipment	(2,519)	(1,557)	(4,832)	(2,794)
Free cash flow (non-GAAP)	$(7,937)	$(13,076)	$14,204	$(1,544)
Free cash flow margin (non-GAAP)	(12)%	(26)%	11%	(2)%